Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664, ext. 6180	Mountain View, CA 94043
Peter.kuipers@omnicell.com

Omnicell Achieves Record Revenue in the Third Quarter 2017

GAAP revenue of $186.8 million and GAAP net income per diluted share of $0.16
Non-GAAP revenue of $187.1 million and non-GAAP net income per diluted share of $0.42

MOUNTAIN VIEW, Calif. -- October 26, 2017 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its third quarter ended September 30, 2017.

GAAP results: Revenue for the third quarter of 2017 was $186.8 million, up $5.9 million, or 3.3% from the second quarter of 2017, and up $10.1 million, or 5.7% from the third quarter of 2016. Revenue for the nine months ended September 30, 2017 was $518.2 million, down $2.4 million, or 0.5% from the nine months ended September 30, 2016.
Third quarter 2017 net income as reported in accordance with U.S. generally accepted accounting principles (GAAP) was $6.2 million, or $0.16 per diluted share. This compares to GAAP net income of $0.8 million, or $0.02 per diluted share, for the second quarter of 2017, and GAAP net income of $2.0 million, or $0.05 per diluted share, for the third quarter of 2016.
GAAP net loss for the nine months ended September 30, 2017 was $3.7 million, or $0.10 per diluted share. GAAP net income was $0.4 million, or $0.01 per diluted share, for the nine months ended September 30, 2016.

Non-GAAP results: Non-GAAP revenue for the third quarter of 2017 was $187.1 million, up $5.9 million, or 3.3% from the second quarter of 2017, and up $7.7 million, or 4.3% from the third quarter of 2016. Non-GAAP revenue for the nine months ended September 30, 2017 was $519.2 million, down $9.5 million, or 1.8% from the nine months ended September 30, 2016.

Non-GAAP net income for the third quarter of 2017 was $16.3 million, or $0.42 per diluted share. This compares to non-GAAP net income of $11.7 million, or $0.31 per diluted share, for the second quarter of 2017 and $14.9 million, or $0.40 per diluted share, for the third quarter of 2016.

Non-GAAP net income for the nine months ended September 30, 2017 was $30.1 million, or $0.78 per diluted share. This compares to non-GAAP net income of $42.0 million, or $1.14 per diluted share for the nine months ended September 30, 2016.

Non-GAAP net income for each period presented excludes, when applicable, the effect of stock-based compensation expense, amortization expense of acquired intangible assets, acquisition related expenses, fair value adjustments related to business acquisitions, severance and integration-related expenses, and amortization of debt issuance cost.

“Omnicell is winning in the marketplace.  New product introductions and innovation across the Omnicell platform drove customer wins and increased portfolio adoption in Q3," said Randall Lipps, Omnicell president, CEO and chairman. "We are proud of the company’s financial performance and our strategic execution aimed at supporting health systems in achieving their patient safety, operational and financial goals.”

2017 Guidance:
For the fourth quarter of 2017, the Company expects both GAAP and non-GAAP revenue to be between $201 million and $207 million, and non-GAAP earnings to be between $0.49 and $0.55 per share.

For the year 2017, the Company expects product bookings to be between $570 million and $590 million. The Company expects both GAAP and non-GAAP revenue to be between $720 million and $726 million, and non-GAAP earnings to be between $1.27 and $1.33 per share.

Long term financial framework and preliminary 2018 Guidance:

The Company’s long term financial framework is:

•	8%-12% Organic Revenue Growth

•	5% Inorganic Revenue Growth on average over the long term

•	15% Non-GAAP Operating Margin

For 2018 onwards the Company expects organic growth to be in the long term 8%-12% range. The Company's preliminary view of Product Bookings growth for 2018 is at the high end and potentially above the 8%-12% range. The Company's preliminary view of Revenue growth for 2018 is also in the 8% to 12% range, however, at this point the Company has visibility to the middle of the 8%-12% range with potential upside toward the higher end of the range.

The Company expects to provide more specific guidance during the 2017 fourth quarter earnings call.

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, October 26, 2017 at 1:30 p.m. PT to discuss third quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 36567558. Internet users can access the conference call at http://ir.omnicell.com/events.cfm. A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on November 30, 2017. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 36567558.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been inspired to create safer and more efficient ways to manage medications and supplies across all care settings. As a leader in medication and supply dispensing automation, central pharmacy automation, IV robotics, analytics software, and medication adherence and packaging systems, Omnicell is focused on improving care across the entire healthcare continuum-from the acute care hospital setting, to post-acute skilled nursing and long-term care facilities, to the patient’s home.

Approximately 4,000 customers worldwide use Omnicell® automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence and improve patient safety.

Omnicell’s innovative medication adherence solutions, used by over 32,000 institutional and retail pharmacies in North America and the United Kingdom, are designed to improve patient adherence to prescriptions, helping to reduce costly hospital readmissions.

Recent Omnicell acquisitions add distinct capabilities, particularly in central pharmacy, IV robotics, and pharmacy software, creating the broadest medication management product portfolio in the industry.

For more information about Omnicell, Inc. please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to Omnicell’s momentum, pipeline and new sales opportunities, and projected bookings, profit and revenue growth. Risks that contribute to the uncertain nature of the forward-looking statements include our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from long-term care to home care, our ability to successfully convert product backlog and sales quotes to our XT Series, our ability to execute the manufacturing ramp-up of XT Series, our ability to continue cost reduction efforts, and our ability to implement development and manufacturing Centers of Excellence, unfavorable general economic and market conditions, risks to growth and acceptance of our products and services, including competitive conversions, and to growth of the clinical automation and workflow automation market generally, the potential of increasing competition, potential regulatory changes, the ability of the Company to improve sales productivity to grow product bookings, to develop new products and to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles. Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate Adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP Net Income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP revenue, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period to period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)  Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b) Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c) Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d) Acquisition accounting impact related to deferred revenue. In connection with recent acquisitions, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e) Inventory fair value adjustments. In connection with acquisition of Aesynt, business combination rules require us to account for the fair values of inventory acquired in our purchase accounting. The non-GAAP adjustment to the cost of revenues is intended to include the impact of such adjustment. We believe the adjustment is useful as a measure of the ongoing performance of our business.

f) Acquisition related expenses. We excluded from the non-GAAP results the expenses which are related to the recent acquisitions. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition related expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies.

g) Severance and other related expenses. We excluded from our non-GAAP results the expenses which are related to the restructuring and integrations related events. These expenses are unrelated to our ongoing operations and we do not expect them to occur in the ordinary course of business. We believe that excluding these expenses provides more meaningful comparisons of the financial results to our historical operations and forward looking guidance and the financial results of less acquisitive peer companies.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

1) Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business;

2) Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods;

3) These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting; and

4) These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i)  While share-based compensation calculated in accordance with ASC 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of stock-based compensation expense to assist management and investors in evaluating our core operating results.

ii) We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation, under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our Adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 stock compensation expense, as well as certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

•
Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

•	Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

With respect to the Company’s expectations under “Guidance” above, and regarding certain projections discussed on today’s teleconference, reconciliation of non-GAAP earnings ranges per share guidance for the remainder of 2017, to the closest corresponding GAAP measures is not available without unreasonable efforts as we are unable to predict with reasonable certainty the matters we would allocate to “certain items,” including unusual gains and losses, costs associated with future restructurings, acquisition-related expenses and litigation outcomes. These items are uncertain, complex, depend on various factors, have low visibility and could have a material impact on GAAP EPS in future periods.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Revenues:
Product	$135,103	$128,056	$133,621	$362,089	$392,190
Services and other revenues	51,679	52,829	43,116	156,132	128,458
Total revenues	186,782	180,885	176,737	518,221	520,648
Cost of revenues:
Cost of product revenues	79,725	81,738	76,188	225,051	224,412
Cost of services and other revenues	22,204	21,172	19,041	66,150	56,766
Total cost of revenues	101,929	102,910	95,229	291,201	281,178
Gross profit	84,853	77,975	81,508	227,020	239,470
Operating expenses:
Research and development	16,414	16,911	15,264	50,128	42,896
Selling, general and administrative	58,725	63,468	61,316	186,818	189,912
Total operating expenses	75,139	80,379	76,580	236,946	232,808
Income (loss) from operations	9,714	(2,404)	4,928	(9,926)	6,662
Interest and other income (expense), net	(2,732)	196	(2,721)	(4,992)	(6,773)
Income (loss) before provision for income taxes	6,982	(2,208)	2,207	(14,918)	(111)
Expense (benefit) for income taxes	751	(3,045)	224	(11,232)	(557)
Net income (loss)	$6,231	$837	$1,983	$(3,686)	$446
Net income (loss) per share:
Basic	$0.17	$0.02	$0.05	$(0.10)	$0.01
Diluted	$0.16	$0.02	$0.05	$(0.10)	$0.01
Weighted average shares outstanding:
Basic	37,698	37,250	36,332	37,266	36,020
Diluted	38,973	38,370	37,079	37,266	36,695

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	September 30, 2017	December 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$7,466	$54,488
Accounts receivable, net	171,869	150,303
Inventories	92,239	69,297
Prepaid expenses	28,044	28,646
Other current assets	15,763	12,674
Total current assets	315,381	315,408
Property and equipment, net	40,219	42,011
Long-term investment in sales-type leases, net	15,986	20,585
Goodwill	334,780	327,724
Intangible assets, net	174,227	190,283
Long-term deferred tax assets	5,629	4,041
Other long-term assets	37,596	35,051
Total assets	$923,818	$935,103

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$51,182	$27,069
Accrued compensation	27,380	26,722
Accrued liabilities	33,061	31,195
Long-term debt, current portion, net	13,410	8,410
Deferred revenue, net	80,837	87,516
Total current liabilities	205,870	180,912
Long-term, deferred revenue	16,376	17,051
Long-term deferred tax liabilities	40,527	51,592
Other long-term liabilities	9,625	8,210
Long-term debt, net	178,923	245,731
Total liabilities	451,321	503,496
Total stockholders’ equity	472,497	431,607
Total liabilities and stockholders’ equity	$923,818	$935,103

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Nine months ended September 30,
	2017	2016
Operating Activities
Net income (loss)	$(3,686)	$446
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,542	43,905
(Gain) loss on disposal of fixed assets	128	(9)
Share-based compensation expense	16,315	14,063
Income tax benefits from employee stock plans	11	1,256
Deferred income taxes	(11,071)	(4,767)
Amortization of debt financing fees	1,192	1,192
Changes in operating assets and liabilities:
Accounts receivable	(21,710)	(25,802)
Inventories	(22,942)	(7,745)
Prepaid expenses	602	(5,782)
Other current assets	(5,133)	(89)
Investment in sales-type leases	6,643	(5,296)
Other long-term assets	(150)	1,153
Accounts payable	23,717	5,573
Accrued compensation	658	(687)
Accrued liabilities	4,021	(1,901)
Deferred revenue	(7,354)	12,819
Other long-term liabilities	865	(2,299)
Net cash provided by operating activities	20,648	26,030
Investing Activities
Purchases of intangible assets, intellectual property and patents	(160)	(1,311)
Software development for external use	(10,121)	(10,569)
Purchases of property and equipment	(9,374)	(10,005)
Business acquisition, net of cash acquired	(4,446)	(271,458)
Net cash used in investing activities	(24,101)	(293,343)
Financing Activities
Proceeds from debt	37,000	247,051
Repayment of debt and revolving credit facility	(100,000)	(25,000)
Payment for contingent consideration	(2,400)	(3,000)
Proceeds from issuances under stock-based compensation plans	26,468	16,516
Employees' taxes paid related to restricted stock units	(3,133)	(1,917)
Net cash provided by (used in) financing activities	(42,065)	233,650
Effect of exchange rate changes on cash and cash equivalents	(1,504)	(1,267)
Net decrease in cash and cash equivalents	(47,022)	(34,930)
Cash and cash equivalents at beginning of period	54,488	82,217
Cash and cash equivalents at end of period	$7,466	$47,287

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data and percentage)

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016

Reconciliation of GAAP revenue to non-GAAP revenue:
GAAP revenue	$186,782	$180,885	$176,737	$518,221	$520,648
Acquisition accounting impact related to deferred revenue	313	313	2,663	939	7,989
Non-GAAP revenue	$187,095	$181,198	$179,400	$519,160	$528,637

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$84,853	$77,975	$81,508	$227,020	$239,470
GAAP gross margin	45.4%	43.1%	46.1%	43.8%	46.0%
Share-based compensation expense	882	864	628	2,728	1,821
Amortization of acquired intangibles	2,985	2,848	5,199	8,670	15,624
Acquisition accounting impact related to deferred revenue	313	313	2,663	939	7,989
Inventory fair value adjustments	—	—	920	—	2,761
Acquisitions related expenses	—	—	44	—	72
Severance and other expenses*	70	—	—	1,767	199
Non-GAAP gross profit	$89,103	$82,000	$90,962	$241,124	$267,936
Non-GAAP gross margin	47.6%	45.3%	50.7%	46.4%	50.7%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$75,139	$80,379	$76,580	$236,946	$232,808
GAAP operating expenses % to total revenue	40.2%	44.4%	43.3%	45.7%	44.7%
Share-based compensation expense	(4,377)	(4,681)	(4,049)	(13,587)	(12,242)
Amortization of acquired intangibles	(3,381)	(3,626)	(3,714)	(10,660)	(11,500)
Acquisitions related expenses	—	—	(342)	(126)	(3,420)
Severance and other expenses*	(229)	(970)	—	(3,531)	(1,504)
Non-GAAP operating expenses	$67,152	$71,102	$68,475	$209,042	$204,142
Non-GAAP operating expenses % to total revenue	35.9%	39.2%	38.2%	40.3%	38.6%
* Other expenses include depreciation adjustment related to purchase price allocation from acquisition of $253, integration consulting of $30, restructuring rent expense of $14 and an adjustment to relocation and severance charges of ($68) for the three months ended September 30, 2017. Other expenses include relocation charge of $320, restructuring rent expense of $499, integration consulting of $156 and depreciation adjustment related to purchase price allocation from acquisition of $759 for the nine months ended September 30, 2017.

	Three Months Ended			Nine Months Ended
	September 30, 2017	June 30, 2017	September 30, 2016	September 30, 2017	September 30, 2016
Reconciliation of GAAP income (loss) from operations to non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$9,714	$(2,404)	$4,928	$(9,926)	$6,662
GAAP operating income (loss) % to total revenue	5.2%	(1.3)%	2.8%	(1.9)%	1.3%
Share-based compensation expense	5,259	5,545	4,677	16,315	14,063
Amortization of acquired intangibles	6,366	6,474	8,913	19,330	27,124
Acquisition accounting impact related to deferred revenue	313	313	2,663	939	7,989
Inventory fair value adjustments	—	—	920	—	2,761
Acquisitions related expenses	—	—	386	126	3,492
Severance and other expenses	299	970	—	5,298	1,703
Non-GAAP income from operations	$21,951	$10,898	$22,487	$32,082	$63,794
Non-GAAP operating income % to total Non-GAAP revenue	11.7%	6.0%	12.5%	6.2%	12.1%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$6,231	$837	$1,983	$(3,686)	$446
Share-based compensation expense	5,259	5,545	4,677	16,315	14,063
Amortization of acquired intangibles	6,366	6,474	8,913	19,330	27,124
Acquisition accounting impact related to deferred revenue	313	313	2,663	939	7,989
Inventory fair value adjustments	—	—	920	—	2,761
Acquisitions related expenses	397	397	783	1,317	4,684
Severance and other expenses	299	970	—	5,298	1,703
Tax effect of the adjustments above(a)	(2,579)	(2,817)	(5,047)	(9,415)	(16,820)
Non-GAAP net income	$16,286	$11,719	$14,892	$30,098	$41,950

Reconciliation of GAAP net income (loss) per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	38,973	38,370	37,079	37,266	36,695

Shares - diluted Non-GAAP	38,973	38,370	37,079	38,418	36,695

GAAP net income (loss) per share - diluted	$0.16	$0.02	$0.05	$(0.10)	$0.01
Share-based compensation expense	0.14	0.14	0.13	0.43	0.38
Amortization of acquired intangibles	0.16	0.17	0.24	0.50	0.74
Acquisition accounting impact related to deferred revenue	0.01	0.01	0.07	0.02	0.22
Inventory fair value adjustments	—	—	0.02	—	0.08
Acquisitions related expenses	0.01	0.01	0.02	0.03	0.13
Severance and other expenses	0.01	0.02	—	0.14	0.04
Tax effect of the adjustments above(a)	(0.07)	(0.06)	(0.13)	(0.24)	(0.46)
Non-GAAP net income per share - diluted	$0.42	$0.31	$0.40	$0.78	$1.14

Reconciliation of GAAP net income (loss) to non-GAAP Adjusted EBITDA(b):
GAAP net income (loss)	$6,231	$837	$1,983	$(3,686)	$446
Share-based compensation expense	5,259	5,545	4,677	16,315	14,063
Interest (income) and expense, net	2,127	1,311	1,523	4,870	4,618
Depreciation and amortization expense	12,600	13,494	14,702	38,542	43,899
Acquisition accounting impact related to deferred revenue	313	313	2,663	939	7,989
Inventory fair value adjustments	—	—	920	—	2,761
Acquisitions related expenses	397	397	783	1,317	4,684
Severance expense	46	728	—	4,539	1,703
Income tax expense	751	(3,045)	224	(11,232)	(557)
Non-GAAP Adjusted EBITDA	$27,724	$19,580	$27,475	$51,604	$79,606
    (a) Tax effects calculated for all adjustments except share-based compensation expense, using an estimated annual effective tax rate of 35% for fiscal year 2017 and 38% for fiscal year 2016.
(b) Defined as earnings before interest income and expense, taxes, depreciation and amortization, as well as excluding certain non-GAAP adjustments.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2017			Three Months Ended September 30, 2016
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$154,651	$32,131	$186,782	$152,437	$24,300	$176,737
Cost of revenues	79,740	22,189	101,929	77,828	17,401	95,229
Gross profit	74,911	9,942	84,853	74,609	6,899	81,508
Gross margin %	48.4%	30.9%	45.4%	48.9%	28.4%	46.1%

Operating expenses	46,849	9,901	56,750	49,123	6,137	55,260
Income from segment operations	$28,062	$41	$28,103	$25,486	$762	$26,248
Operating margin %	18.1%	0.1%	15.0%	16.7%	3.1%	14.9%

Corporate costs			18,389			21,320
Loss from operations			$9,714			$4,928

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics	Medication Adherence	Total

Revenues	$427,250	$90,971	$518,221	$450,043	$70,605	$520,648
Cost of revenues	229,218	61,983	291,201	233,401	47,777	281,178
Gross profit	198,032	28,988	227,020	216,642	22,828	239,470
Gross margin %	46.4%	31.9%	43.8%	48.1%	32.3%	46.0%

Operating expenses	146,651	31,196	177,847	151,108	17,518	168,626
Income (loss) from segment operations	$51,381	$(2,208)	$49,173	$65,534	$5,310	$70,844
Operating margin %	12.0%	(2.4)%	9.5%	14.6%	7.5%	13.6%

Corporate costs			59,099			64,182
Income (loss) from operations			$(9,926)			$6,662

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2017
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$154,651			$32,131			$186,782
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Non-GAAP Revenues	$154,651			$32,444			$187,095

GAAP Gross profit	$74,911	48.4%		$9,942	30.9%		$84,853	45.4%
Share-based compensation expense	739	0.5%	0.5%	143	0.4%	0.4%	882	0.5%	0.5%
Amortization expense of acquired intangible assets	2,393	1.5%	1.5%	592	1.8%	1.8%	2,985	1.6%	1.6%
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Severance and other expenses	119	0.1%	0.1%	(49)	(0.2)%	(0.2)%	70	—%	—%
Non-GAAP Gross profit	$78,162		50.5%	$10,941		33.7%	$89,103		47.6%

GAAP Operating income	$28,062	18.1%		$41	0.1%		$28,103	15.0%
Share-based compensation expense	2,365	1.5%	1.5%	368	1.1%	1.1%	2,733	1.5%	1.5%
Amortization expense of acquired intangible assets	4,485	2.9%	2.9%	1,881	5.9%	5.8%	6,366	3.4%	3.4%
Acquisition accounting impact related to deferred revenue	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Severance and other expenses	96	0.1%	0.1%	(61)	(0.2)%	(0.2)%	35	—%	—%
Non-GAAP Operating income	$35,008		22.6%	$2,542		7.8%	$37,550		20.1%

GAAP Corporate costs							$18,389	9.8%
Share-based compensation expense							(2,526)	(1.4)%	(1.4)%
Acquisition-related expenses							—	—%	—%
Severance and other expenses							(264)	(0.1)%	(0.1)%
Non-GAAP Corporate costs							$15,599		8.3%

Non-GAAP Income from operations							$21,951		11.7%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended September 30, 2016
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue	Amount	% of GAAP Revenue	% of Non-GAAP Revenue
Revenues	$152,437			$24,300			$176,737
Acquisition accounting impact related to deferred revenue	2,663	1.7%	1.7%	—	—%	—%	2,663	1.5%	1.5%
Non-GAAP Revenues	$155,100			$24,300			$179,400

GAAP Gross profit	$74,609	48.9%		$6,899	28.4%		$81,508	46.1%
Stock-based compensation expense	511	0.3%	0.3%	117	0.5%	0.5%	628	0.4%	0.4%
Amortization expense of acquired intangible assets	4,867	3.2%	3.1%	332	1.4%	1.4%	5,199	2.9%	2.9%
Acquisition accounting impact related to deferred revenue	2,663	1.7%	1.7%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	920	0.6%	0.6%	—	—%	—%	920	0.5%	0.5%
Acquisitions related expenses	44	—%	—%	—	—%	—%	44	—%	—%
Non-GAAP Gross profit	$83,614		53.9%	$7,348		30.2%	$90,962		50.7%

GAAP Operating income	$25,486	16.7%		$762	3.1%		$26,248	14.9%
Stock-based compensation expense	1,952	1.3%	1.3%	264	1.1%	1.1%	2,216	1.3%	1.2%
Amortization expense of acquired intangible assets	7,623	5.0%	4.9%	1,290	5.3%	5.3%	8,913	5.0%	5.0%
Acquisition accounting impact related to deferred revenue	2,663	1.7%	1.7%	—	—%	—%	2,663	1.5%	1.5%
Inventory fair value adjustments	920	0.6%	0.6%	—	—%	—%	920	0.5%	0.5%
Acquisitions related expenses	133	0.1%	0.1%	—	—%	—%	133	0.1%	0.1%
Non-GAAP Operating income	$38,777		25.0%	$2,316		9.5%	$41,093		22.9%

GAAP Corporate costs							$21,320	12.1%
Stock-based compensation expense							(2,461)	(1.4)%	(1.4)%
Acquisition related expenses							(253)	(0.1)%	(0.1)%
Non-GAAP Corporate costs							$18,606		10.4%

Non-GAAP Income from operations							$22,487		12.5%